UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2009

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	File No. 001-32336	26-0081711
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

560 MISSION STREET, SUITE 2900 SAN FRANCISCO, CALIFORNIA	94105
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (415) 738-6500

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:	OTHER EVENTS

We are filing this Current Report on Form 8-K, or the 8-K, to revise our consolidated financial statements for the years ended December 31, 2008, 2007 and 2006 included in our Annual Report on Form 10-K for the year ended December 31, 2008, or the 2008 10-K, initially filed on March 2, 2009, to reflect the retrospective reclassification of such consolidated financial statements in connection with our adoption of the following accounting standards on January 1, 2009:

•	FASB Staff Position No. APB 14-1 Accounting for Convertible Debt Instruments that may be Settled in Cash Upon Conversion (Including Partial Cash Settlement); and

•	FASB No. 160 Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51.

The reclassification impacts our consolidated balance sheets as of December 31, 2007 and 2008 and our consolidated statement of operations for the years ended December 31, 2006, 2007 and 2008 included in Part II, Item 8 of the 2008 10-K, as well as Notes 2(b), 2(h), 3, 4, 6, 7, 11, 16 and 17 to the consolidated financial statements.

In connection with the reclassification, we are updating the following information in the 2008 10-K:

•	Item 6, Selected Financial Data, attached as Exhibit 99.1 to this 8-K and incorporated herein by reference;

•	Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached as Exhibit 99.2 to this 8-K and incorporated herein by reference;

•	Item 8, Financial Statements and Supplementary Data, attached as Exhibit 99.3 to this 8-K and incorporated herein by reference; and

•	Item 15, Exhibit 12.1, Computation of Ratio of Earnings to Fixed Charges, attached as Exhibit 12.1 to this 8-K and incorporated herein by reference.

In addition, the description of our long-term incentive units contained in Note 10 to the consolidated financial statements has been revised, consistent with disclosure included in subsequent filings, to provide additional details regarding how long-term incentive units of Digital Realty Trust, L.P. achieve parity with common units and to provide details on how certain other share-based compensation are valued upon grant.

All other information in the 2008 10-K remains unchanged, and except as specifically noted above, this 8-K does not update for events or developments since the filing of the 2008 10-K. For developments since the filing of the 2008 10-K, please refer to our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills
General Counsel and Assistant Secretary

Dated: November 19, 2009

EXHIBIT INDEX

Exhibits

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

4